UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2012

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)

(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2012, Orchids Paper Products Company (the “Company” or “Registrant”) held its Annual Meeting of Stockholders. At that meeting, the stockholders of the Company voted affirmatively to elect seven directors and to ratify the Audit Committee’s selection of HoganTaylor as the Company’s independent registered public accounting firm for the fiscal year 2012. The stockholder proposal to amend the Company's Certificate of Incorporation and Bylaws to permit holders of 10% or more of the Company's voting stock to call a special meeting of stockholders was not approved.

On April 2, 2012, the record date for the meeting, 7,533,975 shares of the Company’s common stock were issued and outstanding, of which 6,737,495 were present at the meeting for purposes of establishing a quorum.

The proposals that were voted on at the Annual Meeting of Stockholders are described in detail in the Company’s Proxy Statement that was filed with the Securities and Exchange Commission on April 10, 2012. The final results for the votes regarding each proposal are set forth below.

1.    Election of Directors. Each of the nominees for director, as listed in the Proxy Statement, was elected to serve until the conclusion of the Company’s 2013 Annual Meeting of Stockholders or until his successor is duly elected and qualified, with the voting results as follows:

Name	Votes FOR	Votes WITHHELD	Broker Non-Votes
Gary P. Arnold	4,211,217	17,161	2,509,117
Steven R. Berlin	4,206,848	21,530	2,509,117
John C. Guttilla	4,211,372	17,006	2,509,117
Douglas E. Hailey	4,211,372	17,006	2,509,117
Jeffrey S. Schoen	4,212,272	16,106	2,509,117
Jay Shuster	4,199,044	29,334	2,509,117
Robert A. Snyder	4,205,997	22,381	2,509,117

2.     Ratification of HoganTaylor LLP. The Audit Committee’s selection of HoganTaylor LLP as the Company’s independent registered public accounting firm for the fiscal year 2012 was ratified, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
6,694,609	11,794	31,092	---

3.     Stockholder Proposal. The stockholder proposal to amend the Company's Certificate of Incorporation and Bylaws to permit holders of ten percent (10%) or more of the Company's voting stock to call a special meeting of stockholders was not approved, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
2,941,056	521,919	134,505	3,140,015

Item 8.01.    Other Events.

On May 17, 2012, the Registrant announced that its Board of Directors approved a quarterly cash dividend of $0.20 per outstanding share of the Registrant’s common stock to stockholders of record at the close of business on June 6, 2012. The Registrant expects to pay this dividend on June 22, 2012. A copy of the press release issued by the Company on May 17, 2012 is filed herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.   See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 17, 2012	By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated May 17, 2012 regarding quarterly dividend.